SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)

                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               AMC Financial, Inc.
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A
     (2)  Aggregate number of securities to which transaction applies: N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $60,491,406 (amount estimated to be available for distribution to the Company's stockholders)
     (4)  Proposed maximum aggregate value of transaction: $60,491,406
     (5)  Total fee paid: $12,098.28

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:
     2.  Forms, Schedule or Registration Statement No.:
     3.  Filing Party:
     4.  Date Filed:

                               AMC FINANCIAL, INC.

                         11111 WILCREST GREEN, SUITE 250
                              HOUSTON, TEXAS 77042

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 27, 2000

      Notice is hereby given that the annual meeting of stockholders of AMC Financial, Inc. (the "Company" or "AMC") will be held on Tuesday, June 27, 2000, at 1:00 p.m. (local time) at the Adam's Mark Hotel, 2900 Briarpark at Westheimer, Houston, Texas 77042 for the following purposes:

      1. To elect 4 directors;

      2. To approve and adopt the Plan of Liquidation and Dissolution (the "Plan") attached as Exhibit A to the Proxy Statement;

      3. To ratify KPMG LLP as the  Company's  independent  auditors for 2000;
         and

      4. To transact such other business as may properly come before the meeting or any adjournments thereof.

      Further information regarding the meeting and the above proposals is set forth in the accompanying proxy statement. The Board of Directors has fixed the close of business on May 10, 2000 as the record date for the meeting, and only those stockholders of record on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

      Your participation in the Company's affairs is important. To help us make final plans for the Annual Meeting, please return the enclosed postage-paid card if you plan to attend. Whether or not you plan to attend the meeting, we urge you to sign and return the enclosed proxy so that your shares will be represented at the meeting.

                                       By Order of the Board of Directors,


                                       /s/ D. Richard Thompson
                                           D. Richard Thompson
                                           President and Chief Executive Officer

Houston, Texas
May 30, 2000

      WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL THE PROXY CARD IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED WITHIN THE UNITED STATES. YOU MAY, IF SO DESIRED, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING.

                               AMC FINANCIAL, INC.

                         11111 WILCREST GREEN, SUITE 250

                              HOUSTON, TEXAS 77042

                                 --------------

                                 PROXY STATEMENT

                       2000 ANNUAL MEETING OF STOCKHOLDERS

                                 --------------


               Tuesday, June 27, 2000       Adam's Mark Hotel
ANNUAL         1:00 p.m.                    2900 Briarpark at Westheimer
MEETING:                                    Houston, Texas  77042

RECORD DATE:   May 10, 2000. If you were a stockholder at the close of business on that date, then you may vote at the meeting and any adjournment thereof. As of the record date, there were 7,782,615 shares of the Company's common stock, par value $.01 per share
               (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the meeting.

               The purpose of the meeting is to vote on the following proposals:

AGENDA:       1.  The election of 4 directors.

              2. The approval and adoption of the Plan of Liquidation and Dissolution.

              3. The ratification of KPMG LLP as our independent auditors for 2000.

              4. To transact such other business as may properly come before the meeting and any adjournment thereof.

PROXIES
SOLICITED BY: The Board of Directors.


MAILING DATE:  We anticipate first mailing this proxy statement on May 30, 2000.

               You may revoke your proxy before it is voted at the meeting. To revoke:

REVOKING       o  Deliver a signed, written revocation letter, dated later
OUR PROXY:        than your  proxy, to Michael C. Balog, Secretary, at our
                  Houston address listed above;
               o  Deliver a signed written proxy with a later date; or
               o  Attend the meeting and vote in person or by proxy. Attending the meeting alone will not revoke your proxy.

PROXY          We will bear the cost of soliciting these proxies. Our directors
SOLICITATION:  and officers may solicit proxies for no additional compensation.
               We may reimburse brokers or other nominees for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our Common Stock.

ANNUAL         Our Amended Annual Report on Form 10-K/A for the year ended
REPORT:        December 31, 1999 is being mailed to you with this proxy
               statement.

      All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (i) "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES; (ii) "FOR" THE APPROVAL AND ADOPTION OF THE PLAN OF LIQUIDATION AND DISSOLUTION; AND (iii) "FOR" THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT AUDITORS.

                      PLEASE VOTE - YOUR VOTE IS IMPORTANT
  PROMPT RETURN OF YOUR PROXY WILL HELP REDUCE THE COST OF THIS SOLICITATION.

------------------------------------------------------------------------------
(ITEM 1)  ELECTION OF DIRECTORS
------------------------------------------------------------------------------

NOMINEES FOR DIRECTORS

      Four Directors are to be elected to our Board of Directors at the Meeting. The Board of Directors selected the persons named in the enclosed Proxy to serve as proxies. The proxies will vote the shares represented by valid proxies at the meeting and any adjournment thereof. The proxies, unless otherwise specified in the Proxy, intend to elect the nominees listed below to the Board of Directors. All 4 nominees are presently members of the Board of Directors. Each duly elected director will hold office until the next annual meeting of stockholders or until his successor shall have been elected and qualified. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the meeting, the proxies will vote for the election of such other person(s) as may be nominated by the Board of Directors to fill the vacancy.

      The Company presently conducts no mortgage banking operations and has no intention to reestablish such operations. Although we anticipate that the Company will liquidate and dissolve as discussed in Item 2 below, Delaware law requires that the business and affairs of the Company be managed by a Board of Directors at least until such dissolution can be effected. If the Plan of Liquidation and Dissolution is approved by the required stockholder vote, our Board of Directors will continue to manage and direct the affairs of the Company after the effectiveness of the dissolution of the Company to oversee the orderly liquidation of the Company and its assets.

      Certain information concerning the nominees is set forth below:

                                                       COMMON STOCK BENEFICIALLY
                                                               OWNED AS OF
                                                               MAY 10, 2000
                                                               ------------
                                                     DIRECTOR            PERCENT
        NAME                  POSITION        AGE     SINCE     SHARES  OF CLASS

D. Richard Thompson   Director and Chairman   46      1999       --        --
                      of the Board, Chief
                      Executive Officer,
                      and President

Mark A. Neporent      Director                42      1999       --        --

Todd R. Snyder        Director                38      1999       --        --

Raymond H. Wechsler   Director                55      1999       --        --

      D. RICHARD THOMPSON, age 46, Chairman of the Board, Chief Executive Officer and President, has served as a Director since July 1999. Mr. Thompson was appointed Chief Executive Officer and President of AEGIS Mortgage Corporation in 1998 after having served as its Managing Director since 1993. He holds a law degree from the University of Houston and a B.A. degree from Centenary College. Mr. Thompson is a member of the State Bar of Texas and the American Institute of Certified Public Accountants.

      MARK A. NEPORENT, age 42, has served as a Director since July 1999. Mr. Neporent is Vice President and Chief Operating Officer of Madeleine, L.L.C. where he has served since 1998. He is also Chief Operating Officer and General Counsel of Cerberus Capital Management, L.P. where he has served since 1998. From 1989 to 1998, Mr. Neporent was a partner in the law firm of Schulte, Roth & Zabel, L.L.P. Mr. Neporent holds a law degree from Syracuse University College of Law and a B.A. degree from Lehigh University. He is a member of the State Bar of New York.

      TODD R. SNYDER, age 38, has served as a Director since August 1999. Mr. Snyder has served as a Managing Director of Rothschild Inc. since March 2000. From 1997 to 2000, Mr. Snyder served as Managing Director of Peter J. Solomon Company Limited. Mr. Snyder was Principal, Managing Director and National Director of the Corporate Recovery Practice for Government Enterprises with KPMG LLP from 1995 to 1997. Mr. Snyder holds a law degree from the University of Pennsylvania Law School and a B.A. degree with honors from Wesleyan University. He is a member of the State Bar of New York.

      RAYMOND H. WECHSLER, age 55, has served as a Director since August 1999. Mr. Wechsler is Chairman and Chief Executive of American Equity Partners, Inc. where he has served since 1992. Mr. Wechsler holds a M.B.A. degree from Columbia University Graduate School of Business and a B.A. degree from Queens College. He is a Certified Public Accountant in New York.

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

      Our business and affairs are managed under the broad supervision and direction of the Board of Directors, which has ultimate responsibility for establishment and implementation of our goals and policies. The Board of Directors held seven meetings subsequent to the confirmation of the amended plan by the Bankruptcy Court. All meetings, other than the meeting to interview financial advisors, were conducted telephonically. Mr. Marc Lasry, a former director, was absent for three of the four meetings conducted prior to his resignation. All other directors participated in each of the meetings of the Board of Directors. Except as set forth, no director attended fewer than 75% of the aggregate of the meetings of the Board of Directors. We do not have an Audit Committee or a Compensation Committee.

      Each director who is not otherwise compensated by us for service as our officer is paid for travel expenses, if any. Mr. Snyder and Mr. Wechsler each receive director fees of $1,000 monthly.


EXECUTIVE OFFICERS

      Our executive officers generally serve at the pleasure of our Board of Directors. Our executive officers are listed in the foregoing table with the exception of:

      MICHAEL L. KENNEMER, age 40, has served us as Chief Financial Officer and Treasurer since July 1999. Mr. Kennemer has held the position of Executive Vice President of AEGIS Mortgage Corporation since December 1998. From 1995 to 1998, Mr. Kennemer served as Vice

President, Regional Sales Manager for Countrywide Home Loans. He holds a B.B.A. in Accounting and Finance from Texas Christian University. Mr. Kennemer is a member of the Texas Mortgage Bankers Association and the American Institute of Certified Public Accountants.

VOTE REQUIRED FOR ELECTION

      Provided a quorum is present, the election of the director nominees requires a plurality of the votes cast in person or by proxy at the meeting. Stockholders may not cumulate their votes for the election of Directors. Under Delaware law, shares as to which a stockholder abstains or withholds from voting on the election of directors and shares as to which a broker indicates that it does not have discretionary authority to vote ("Broker Non-Votes") on the election of directors will not be counted as voting thereon and therefore will not affect the election of the nominees receiving a plurality of the votes cast.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ITS NOMINEES.

------------------------------------------------------------------------------
(ITEM 2)  APPROVAL OF PLAN OF LIQUIDATION AND DISSOLUTION
------------------------------------------------------------------------------

GENERAL

      We are proposing the Company's Plan of Liquidation and Dissolution (the "Plan") for approval by stockholders at the meeting. The Plan was adopted by the Board of Directors, subject to stockholder approval, on May 2, 2000. A copy of the Plan is attached as Exhibit A to this Proxy Statement. Certain material features of the Plan are summarized below. STOCKHOLDERS SHOULD READ THE PLAN IN ITS ENTIRETY.

      On May 2, 2000, the Board of Directors authorized, subject to stockholder approval, the orderly liquidation of the Company's assets pursuant to the Plan. The Plan provides that, if stockholder approval is received (such time of approval deemed the "Effective Date"), our officers and directors will initiate the winding down, liquidation and dissolution of the Company.

      After the Effective Date, we will not engage in any business activities except for the purpose of preserving the value of our assets, prosecuting and defending suits by or against us, adjusting and winding up our business and affairs, selling and liquidating our properties and assets and making distributions to stockholders in accordance with the Plan. If we deem such action advisable, the Board of Directors may at any time transfer our remaining assets and properties to a liquidating trust to complete the liquidation and distribution of our assets to our stockholders pursuant to the Plan. The liquidating trust would then succeed to all of our remaining assets, liabilities and obligations. The Board of Directors may appoint one or more individuals or corporate persons to act as trustee or trustees of such liquidating trust. Stockholder approval of the Plan will constitute approval of any appointment and compensation of such trustees.

      During the liquidation of our assets, we may pay to our officers, directors, employees, "wind-down" consultants, if any, and agents, or any of them, compensation for services rendered in connection with implementation of the Plan. Stockholder approval of the Plan will constitute approval of the payment of any such compensation.

      Prior to making any distributions to our stockholders, we will pay, or as determined by the Board of Directors, make reasonable provision to pay, all of our claims and obligations, including all contingent, conditional or unmatured claims known to us.

      We will distribute pro rata to holders of our Common Stock, all available cash including cash proceeds from the sale or disposition of our assets and properties after making adequate provisions to pay our debts and obligations.

      Once the liquidation of our property and assets is substantially completed, or at such earlier time as determined by the Board of Directors, our officers will promptly execute and file a certificate of dissolution with the Secretary of State of the State of Delaware.

      The following resolution will be offered at the meeting:

      "RESOLVED, that the Company's Plan of Liquidation and Dissolution recommended by the Board of Directors be authorized and approved."

BACKGROUND AND REASONS FOR THE PLAN; DIRECTORS' RECOMMENDATION

      On July 1, 1999 we were reorganized through a plan of reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code and renamed AMC Financial, Inc. Since the reorganization, we have not engaged in significant operations. We have concentrated our efforts on settling our debts and obligations. Available cash has been invested in investment-grade commercial paper.

      In January 2000 we engaged a financial advisor, Peter J. Solomon Company Limited ("PJSC"), to advise us on strategic alternatives for the future. With the assistance of our advisor, we considered many strategic alternatives including: re-entering the mortgage loan origination and servicing business, selling the Company, liquidating our assets and distributing our cash to our stockholders upon dissolution, and maintenance of our current status. In April 2000 our financial advisor recommended to the Board of Directors liquidation and dissolution as the strategy most likely to maximize stockholder value.

      After due consideration of alternatives available to the us, the Board of Directors determined that it was advisable and in the best interests of our stockholders to liquidate the Company.

      If our stockholders do not approve the Plan, the Board of Directors will explore the alternatives then available for our future.

PRINCIPAL PROVISIONS OF THE PLAN

CESSATION OF BUSINESS ACTIVITIES

      Pursuant to the Plan, after the Effective Date, we will not engage in any business activities except for the purpose of preserving the value of our assets, prosecuting and defending suits by or against us, adjusting and winding up our business and affairs, selling and liquidating our properties and assets and making distributions to our stockholders, if any, in accordance with the Plan.

LIQUIDATION OF ASSETS

      Prior to the date we are dissolved, as provided for in the Plan, we will sell, transfer, or otherwise dispose of all of our property and assets to the extent, for such consideration and upon such terms and conditions as the Board of Directors deems expedient and in the best interests of the Company, its creditors and stockholders, without the requirement of further vote or action by our stockholders. Our assets and properties may be sold in bulk to one buyer or a small number of buyers or on a piecemeal basis to numerous buyers. We will not be required to obtain appraisals or other third party opinions as to the value of our properties and assets in connection with the liquidation. As part of the liquidation of our property and assets, we will collect, or make provision for the collection of, all accounts receivable, debts and claims owing to us. Following our dissolution, any assets remaining available for distribution to holders of our Common Stock will be distributed only in accordance with the provisions of the Delaware General Corporation Law.

PAYMENT OF DEBTS AND SETTLEMENT OF OBLIGATIONS

      Prior to making any distributions to our stockholders, if any, we will pay, or as determined by the Board of Directors, make reasonable provision to pay, all our claims and obligations, including all contingent, conditional or unmatured claims known to us. Following the Effective Date, the Board of Directors may establish a contingency reserve (the "Contingency Reserve") and set aside into the Contingency Reserve such amounts of our cash or property as the Board of Directors, in its sole discretion, determines is sufficient to account for unknown events, claims, contingencies and expenses incurred in connection with the collection and defense of our property and assets and the liquidation and dissolution provided for in the Plan. Following the payment, satisfaction or other resolution of all such events, claims, contingencies and expenses, any amounts remaining in the Contingency Reserve shall be distributed in accordance with the Plan.

DISTRIBUTIONS TO COMMON STOCKHOLDERS

      Following the payment or the provision for the payment of our claims and obligations, we will distribute pro rata to the holders of our Common Stock all of our remaining property and assets, if any, in one or a series of distributions.

CERTIFICATE OF DISSOLUTION

      Once the liquidation of our property and assets is substantially completed (as determined by the Board of Directors) or such earlier time as our Board of Directors determines, in its discretion, to be appropriate, our officers will execute and file with the Secretary of State of the State of Delaware, a certificate of dissolution conforming to the requirements of Section 275 of the Delaware General Corporation Law (the "Certificate of Dissolution"). From and after the date such documents are accepted by the Secretary of State of the State of Delaware, the

Company will be deemed to be completely dissolved, but will continue to exist under Delaware law for the purposes of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up our business affairs. The members of our Board of Directors in office at the time the Certificate of Dissolution is accepted for filing by the Secretary of State of the State of Delaware will have all powers provided to them under the Delaware General Corporation Law and other applicable law.

POWERS OF OUR BOARD OF DIRECTORS AND OFFICERS

      Our Board of Directors and officers are authorized to change the terms of the Plan prior to filing the Certificate of Dissolution, to change the terms of any of the transactions referred to in the Plan, to interpret any of the provisions of the Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as our Board of Directors and officers deem necessary or desirable in order to carry out the provisions of the Plan and effect the complete liquidation and dissolution of the Company in accordance with the Delaware General Corporation Law and any rules and regulations of the Securities and Exchange Commission or any state securities commission.

CANCELLATION OF STOCK

      The distributions to our stockholders pursuant to the Plan, if any, will be in complete redemption and cancellation of all of the outstanding Common Stock. As a condition to any disbursement under the Plan made after the filing of the Certificate of Dissolution (the "Dissolution Distribution"), our Board of Directors may require you to surrender your certificates evidencing stock to us or our agent for cancellation. If your certificate for shares of Common Stock has been lost, stolen or destroyed, you may be required, as a condition to the disbursement of any distribution under the Plan, to furnish us with satisfactory evidence of the loss, theft or destruction thereof, together with a surety bond or other security or indemnity reasonably satisfactory to us.

RECORD DATE AND RESTRICTIONS ON TRANSFER OF SHARES

      We will close our stock transfer books and discontinue recording transfers of Common Stock at the close of business on the record date fixed by the Board for the Dissolution Distribution (the "Record Date"), and thereafter, certificates representing Common Stock shall not be assignable or transferable on our books except by will, intestate succession or operation of law. The proportionate interests of all of our stockholders shall be fixed on the basis of their respective stock holdings at the close of business on the Record Date, and, after the Record Date, any distributions made by us shall be made solely to the stockholders of record at the close of business on the Record Date, except as may be necessary to reflect subsequent transfers recorded on our books as a result of any assignments by will, intestate succession or operation of law.

LIQUIDATING TRUST

      If advisable for any reason to complete the liquidation and distribution of our assets to our stockholders, the Board of Directors may at any time transfer to a liquidating trust (the "Trust") our remaining assets. The Trust thereupon will succeed to all of our then remaining assets, including all amounts in the Contingency Reserve, and any remaining liabilities and obligations of the Company. The sole purpose of the Trust will be to prosecute and defend suits by or against the Company, to settle and close the business of the Company, to dispose of and convey the assets of the Company, to satisfy the remaining liabilities and obligations of the Company and to distribute the remaining assets of the Company to our stockholders. Any distributions made from the Trust will be made in accordance with the provisions of the Plan. The Board of Directors may appoint one or more individuals or corporate persons to act as trustee or trustees of the Trust and to cause the Company to enter into a liquidating trust agreement with such trustee or trustees on such terms and conditions as the Board of Directors determines. Approval of the Plan by the stockholders also will constitute the approval by the stockholders of any appointment of the trustees and of the liquidating trust agreement between the Company and such trustees.

COMPENSATION

      We may pay our officers, directors, employees and agents, or any of them, compensation for services rendered in connection with the implementation of the Plan. Further, if deemed advisable by the Board of Directors, we may pay a "wind-down" consultant reasonable compensation for services rendered in connection with our liquidation and dissolution. We presently employ one full time employee and we have an Administrative Services Agreement with Aegis Mortgage Corporation ("AEGIS") to assume responsibility for our accounting and administrative activities. In addition to the expenses we incur under the Administrative Services Agreement, certain AEGIS employees devote a portion of their time to assist with our matters and as such their salaries and related benefits are charged to us at cost. We are incurring expenses of approximately $210,500 per month pursuant to these arrangements.

INDEMNIFICATION

      We shall continue to indemnify our officers, directors, employees and agents in accordance with our Certificate of Incorporation, bylaws and any contractual arrangements as therein or elsewhere provided, and such indemnification shall apply to acts or omissions of such persons in connection with the implementation of the Plan and the winding up of our affairs. Our obligation to indemnify such persons may be satisfied out of the Contingency Reserve or out of assets transferred to the Trust, if any. Our Board of Directors and the trustees of any Trust are authorized to obtain and maintain insurance as may be necessary to cover our indemnification obligations.

ABSENCE OF APPRAISAL RIGHTS

      Our stockholders are not entitled to appraisal rights or to any similar rights of dissenters for their shares of Common Stock in connection with the approval or consummation of the transactions contemplated by the Plan under the Delaware General Corporation Law.

REGULATION DURING LIQUIDATION

      Except for our compliance with the applicable rules and regulations of the Securities and Exchange Commission, no United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the liquidation.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

GENERAL

      The following discussion is a summary of the material federal income tax consequences that may result from our liquidation and the distribution of our assets to stockholders pursuant to the Plan in accordance with the provisions of the Internal Revenue Code as currently in force. This summary does not discuss all aspects of federal income taxation that may be relevant to a particular stockholder or to certain types of persons subject to special treatment under federal income tax laws (for example, life insurance companies, tax-exempt organizations or financial institutions) and does not discuss any aspects of state, local or foreign tax laws that may apply to a particular stockholder. Because distributions, if any, pursuant to the Plan may occur at various times and in more than one tax year, no assurances can be given that the tax treatment described herein will continue to apply unchanged at the time of later distributions. Stockholders are urged to consult their personal tax advisors as to their own tax situation.

CONSEQUENCES TO THE COMPANY

      After adoption of the Plan, we will continue to be subject to federal income tax on our income until we complete the distribution of all of our cash and other assets to stockholders or liquidating trusts. We may recognize income with respect to any discharge of indebtedness by our creditors.

CONSEQUENCES TO STOCKHOLDERS

      If we make liquidating distributions with respect to our outstanding Common Stock, each stockholder may recognize gain or loss equal to the difference between (i) the sum of the amount of cash distributed to such stockholder, and (ii) the stockholder's tax basis in his or her shares of Common Stock. Provided the stockholder holds the shares of Common Stock as capital assets, gain or loss recognized by a stockholder will be capital gain or loss and will be long-term if the stockholder's holding period for the shares of Common Stock is more than one year, and short-term if such holding period is one year or less.

      A stockholder's gain or loss will be computed on a "per share" basis. Each stockholder must allocate liquidating distributions from us, if any, equally to each share of Common Stock and compare the allocated portion of each liquidating distribution with the stockholder's tax basis in each such share. Because it is likely that any liquidating distributions will be paid in installments, each stockholder must first recover the stockholder's tax basis in each share before recognizing any gain or loss. Thus, each stockholder may recognize gain on an installment only to the extent that the aggregate value of the installment, and all prior installments the stockholder received with respect to any share of Common Stock, exceeds the tax basis in that share, and may recognize a loss with respect to any share of Common Stock only when the stockholder has received the final installment and the aggregate value of all liquidating distributions from the Company with respect to that share of Common Stock is less than the stockholder's tax basis in such share.

LIQUIDATING TRUST

      If we transfer our assets to a liquidating trust, stockholders may be treated for tax purposes as having received their pro rata share of our assets when the transfer occurs. The amount of the taxable distribution to stockholders on the transfer of our assets to the liquidating trust would be reduced by the amount of our known liabilities which the liquidating trust assumes or to which such transferred assets are subject. The liquidating trust itself generally will not be subject to tax. After the formation of the liquidating trust, each stockholder would take into account for federal income tax purposes the stockholder's allocable portion of any income, gain, deduction or loss which the liquidating trust recognizes. Distributions by the liquidating trust to stockholders may not be taxable to them. Each stockholder may become liable for tax as a result of the ongoing operations of the liquidating trust, even if the liquidating trust has not made any actual distributions to stockholders.

TAXATION OF NON-UNITED STATES STOCKHOLDERS

      Foreign corporations or persons who are not citizens or residents of the United States should consult their tax advisors with respect to the U.S. and non-U.S. tax consequences of the Plan.

STATE AND LOCAL TAX

      Stockholders may also be subject to state or local taxes, and should consult their tax advisors with respect to the state and local tax consequences of the Plan.

      THE FOREGOING SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY STOCKHOLDER. THE TAX CONSEQUENCES OF THE PLAN MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF THE STOCKHOLDER. THE COMPANY RECOMMENDS THAT EACH STOCKHOLDER CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE PLAN.

VOTE REQUIRED FOR APPROVAL AND ADOPTION

      Provided a quorum is present, approval and adoption of the Plan requires the affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote at the meeting. Abstentions and Broker Non-Votes have the same legal effect as a vote against approval and adoption of the Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL AND ADOPTION OF THE PLAN.

      THIS PROXY STATEMENT CONTAINS STATEMENTS THAT ARE NOT BASED ON HISTORICAL FACT AND ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. AMONG OTHER THINGS, THEY REGARD THE COMPANY'S LIQUIDITY, FINANCIAL CONDITION, OPERATIONAL MATTERS, CERTAIN STRATEGIC INITIATIVES AND

ALTERNATIVES AND THEIR POTENTIAL OUTCOMES AND THE POTENTIAL VALUE OF THE COMPANY'S PROPERTY AND ASSETS. WORDS OR PHRASES DENOTING THE ANTICIPATED RESULTS OF FUTURE EVENTS, SUCH AS "ANTICIPATE," "BELIEVE," "ESTIMATE," "EXPECTS," "MAY," "NOT CONSIDERED LIKELY," "ARE EXPECTED TO," "WILL CONTINUE," "PROJECT," AND SIMILAR EXPRESSIONS THAT DENOTE UNCERTAINTY ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THE METHODS USED BY THE BOARD OF DIRECTORS AND MANAGEMENT IN ESTIMATING THE VALUE OF THE COMPANY'S PROPERTY AND ASSETS DO NOT RESULT IN AN EXACT DETERMINATION OF VALUE NOR ARE THEY INTENDED TO INDICATE THE AMOUNT, IF ANY, A STOCKHOLDER MAY RECEIVE IN LIQUIDATION. THE PRICES AT WHICH THE COMPANY WILL BE ABLE TO SELL ITS PROPERTY AND ASSETS DEPEND LARGELY ON FACTORS BEYOND THE COMPANY'S CONTROL, INCLUDING, WITHOUT LIMITATION, THE RATE OF INFLATION, CHANGES IN INTEREST RATES, THE CONDITION OF REAL ESTATE AND FINANCIAL MARKETS AND THE AVAILABILITY OF FINANCING TO PROSPECTIVE PURCHASERS.

------------------------------------------------------------------------------
(ITEM 3) RATIFICATION OF INDEPENDENT AUDITORS FOR 2000
------------------------------------------------------------------------------

      The Board of Directors appointed our existing certified public accountant, KPMG LLP, as our independent auditors for 2000 and such appointment is hereby submitted to the stockholders for ratification. A representative of KPMG LLP is expected to be present at the meeting and to be available to respond to appropriate stockholder questions.

      In the event the appointment of KPMG LLP as our independent auditors for 2000 is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the fiscal year ending December 31, 2000.

      Provided a quorum is present, the affirmative vote of a majority of the votes cast by holders of Common Stock issued and outstanding and entitled to vote is required for the ratification of the Company's independent auditors for fiscal year 2000. Under Delaware law, abstentions and Broker Non-Votes are counted as present in determining whether the quorum requirement is satisfied. Abstentions and Broker Non-Votes have the same legal effect as a vote against ratification of the Company's independent accountants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE BOARD'S APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR 2000.

                                OTHER INFORMATION

EXECUTIVE COMPENSATION

      The following table reflects all forms of compensation for services to the Company for the periods indicated of each individual who was our (i) chief executive officer at any time during 1999 or (ii) a Named Executive.

                                                                     ALL OTHER
                                                                     ---------
                   NAME                 YEAR    SALARY      BONUS   COMPENSATION
                   ----                 ----    ------      -----   ------------

   D. Richard Thompson ..............   1999   $300,000       --         --
   CHIEF EXECUTIVE OFFICER AND          1998       --         --         --
   PRESIDENT                            1997       --         --         --


   Steven M. Miller
   FORMER CHIEF EXECUTIVE OFFICER OF
   CITYSCAPE; SENIOR VICE PRESIDENT
   OF CSC ............................  1999   $174,492   $479,630       --
                                        1998   $250,000   $600,000       --
                                        1997   $201,923       --     $80,000 (1)

   Cheryl P. Carl
   FORMER VICE PRESIDENT AND SECRETARY
   OF CITYSCAPE; TREASURER AND
   SECRETARY OF CSC .................   1999   $323,639   $ 84,814       --
                                        1998   $324,755   $200,000       --
                                        1997   $215,750       --         --

(1)   Represents consulting fees paid to Mr. Miller prior to his employment.

      Stock options granted to former Cityscape employees are not listed since the stock option plan was effectively terminated by the confirmation of Cityscape's amended plan of reorganization in Bankruptcy Court.

STOCK OPTIONS

      We granted no options during 1999. Cityscape's stock option plan became inoperative with the confirmation of the amended plan of reorganization in Bankruptcy Court.

      There were no shares of Cityscape's common stock acquired through the exercise of stock options during 1999.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

      Our Common Stock is not registered on a national securities exchange, market or board. Since our Common Stock is not publicly traded, a comparison graph is not provided.

REPORT FROM THE COMPENSATION COMMITTEE REGARDING EXECUTIVE COMPENSATION

      We do not have a Compensation Committee since we have only one employee, Mr. Thompson. The bankruptcy court approved Mr. Thompson's salary of $50,000 monthly.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Since we have no Compensation Committee, there are no relationships required to be disclosed.

EMPLOYMENT AGREEMENTS

      We do not have an employment agreement with Mr. Thompson. Cityscape had an employment agreement with Cheryl P. Carl requiring that she devote her full time and best efforts to Cityscape during the term of the agreement. The employment agreement with Ms. Carl was for a term commencing May 31, 1998 and ended December 31, 1999. The agreement provided for an annual salary of $275,000. Because of Ms. Carl's commitment to remain employed with the Company during the Company's reorganization, the agreement also provided for the payment of a stay bonus of $200,000, all of which was paid to Ms. Carl by January 5, 1999. Ms. Carl's compensation for the year ended December 31, 1999 totaled $408,453.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than 10% of our Common Stock (collectively, "Filing Persons") to file with the SEC initial reports of ownership (Form 3), reports in changes of ownership (Form 4), or annual report of ownership (Form 5). All filing Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed.

      To our knowledge based on our review of the copies of such reports furnished to us and upon certain other representations made by filing persons, each of D. Richard Thompson, Michael L. Kennemer, Todd R. Snyder and Raymond A. Wechsler failed to timely file one (1) Form 3, which form, was subsequently filed.

      The Company is unable to determine whether the beneficial owners of Cityscape common stock have complied with Section 16(a) due to the lack of records and lack of responses to written requests directed to former officers and directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In the normal course of business some members of the Board of Directors have proposed business alliances with companies with which they are associated. In the opinion of management, each of these transactions or arrangements was entered into on terms as favorable to us as could have been obtained in transactions or arrangements with unaffiliated third parties.

AEGIS MORTGAGE CORPORATION

      We have entered into an Administrative Services Agreement with AEGIS Mortgage Corporation ("AEGIS") pursuant to which AEGIS has assumed responsibility for our accounting and administrative activities. We paid AEGIS $360,000 for such services during 1999.

      We have entered into a Mortgage Loan Specialty Servicing Agreement with AEGIS pursuant to which AEGIS performs services to initiate foreclosure, file claims and aggressively pursue loss mitigation activity on specific loans. During the year ended December 31, 1999, we paid AEGIS servicing fees of $42,805. We expect to pay servicing fees to AEGIS in excess of $60,000 for the year 2000. Mr. Thompson, Chairman of the Board of Directors, is a Director, Chief Executive Officer and President of AEGIS.

MOULTON, INC.

      While operating under our former name Cityscape, and prior to the filing of our voluntary bankruptcy petition and the voluntary bankruptcy petition of our subsidiary Cityscape Corp., we obtained consulting services from Moulton, Inc., ("Moulton"). For the year ended December 31, 1999, we paid Moulton $536,000. We do not anticipate utilizing the services of Moulton in 2000. Mr. Thompson, Chairman of the Board of Directors, is President and a 50% shareholder of Moulton. The remaining 50% is owned by Mr. Thompson's wife.

PETER J. SOLOMON COMPANY LIMITED

      We engaged PJSC to develop, evaluate and recommend strategic alternatives which would maximize stockholder value. We paid PJSC $125,000 upon signing an engagement letter in January 2000. An additional $125,000 was paid upon PJSC's presentation of strategic alternatives. The Company does not expect to engage PJSC for any further services. Mr. Snyder, a director of the Company, was employed by PJSC when the engagement letter was signed but has since resigned.

PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of May 10, 2000 by each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock.

                                               NUMBER OF SHARES
        NAME OF PERSON OR IDENTITY OF GROUP      BENEFICIALLY        % OF
        SHARES                                       OWNED           CLASS
        ------------------------------------------------------------------------

Stephen Feinberg .......................          2,638,133          33.9%
450 Park Avenue
New York, NY  10022
MacKay Shields, L.L.C ..................          1,978,596          25.4%
9 West 57th
New York, NY 10019

Continental Casualty Company ...........            611,371           7.9%
CNA Plaza
Chicago, Illinois  60685

OTHER MATTERS

      The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the person named in the Proxy will vote the Proxies according to his discretion.

STOCKHOLDER PROPOSALS

      In the event that the Company has not been dissolved by such time, the Company intends to mail next year's proxy statement to its stockholders on or about May 10, 2001. Any stockholder proposals intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company at its executive office at 11111 Wilcrest Green, Suite 250, Houston, Texas 77042 on or before January 30, 2001.

                           BY ORDER OF THE BOARD OF DIRECTORS



                           /s/ D. Richard Thompson
                               D. Richard Thompson
                               Chairman of the Board and Chief Executive Officer

May 30, 2000
Houston, Texas

                                    EXHIBIT A

                                       TO

                                 PROXY STATEMENT

                       2000 ANNUAL MEETING OF STOCKHOLDERS

                               AMC FINANCIAL, INC.

         --------------------------------------------------------------

                     PLAN OF LIQUIDATION AND DISSOLUTION OF

                               AMC FINANCIAL, INC.

      WHEREAS, the Board of Directors (the "BOARD") of AMC Financial, Inc. (the "COMPANY"), a Delaware corporation, has deemed it advisable and in the best interests of the Company that the Company be liquidated and subsequently dissolved and has approved and determined that this Plan of Liquidation and Dissolution of AMC Financial, Inc. (this "PLAN") is advisable and in the best interests of the creditors and stockholders of the Company; and

      WHEREAS, the Board has directed that this Plan be submitted to the stockholders of the Company for their approval or rejection at the annual meeting of stockholders of the Company to be held on or about June 27, 2000 or such other date as the Board may determine, in accordance with the requirements of the Delaware General Corporation Law (the "DGCL"), the Company's Certificate of Incorporation (the "CERTIFICATE OF INCORPORATION") and the Company's bylaws (the "BYLAWS"), and has authorized the filing with the Securities and Exchange Commission (the "SEC"), and the distribution of a proxy statement to stockholders (the "PROXY STATEMENT"), in connection with the solicitation of proxies for such meeting; and

      WHEREAS, the Board, upon substantial completion of the liquidation of the Company's properties and assets or such earlier time as determined in its discretion, may voluntarily dissolve the Company in accordance with the DGCL and the Internal Revenue Code of 1986, as amended (the "CODE"), upon the terms and conditions set forth in this Plan;

      NOW, THEREFORE, the Board hereby adopts and sets forth this Plan of Liquidation and Dissolution of AMC Financial, Inc. as follows:

I. EFFECTIVE DATE OF PLAN.

      The effective date of this Plan (the "EFFECTIVE DATE") shall be the date on which the stockholders of the Company vote to approve this Plan.

II. CESSATION OF BUSINESS ACTIVITIES.

      This Plan is intended to be a complete plan of liquidation and dissolution. After the Effective Date, the Company shall not engage in any business activities except for the purpose of preserving the value of its assets, prosecuting and defending suits by or against the Company, adjusting and winding up its business and affairs, selling and liquidating its properties and assets and making distributions to stockholders in accordance with this Plan. The directors in office on the Effective Date and, at the pleasure of such directors, the officers of the Company, shall continue in office solely for these purposes and as otherwise provided in this Plan.

III. LIQUIDATION OF ASSETS.

      Prior to the date the Certificate of Dissolution (as defined in Section VII below) is accepted by the Secretary of the State of Delaware (the "SECRETARY OF STATE") and the Company is dissolved, as provided for in Section VII below (the "DISSOLUTION DATE"), the Company shall determine whether and when to (i) transfer the Company's property and assets to a liquidating Trust (established pursuant to Section XI hereof), (ii) collect, sell, exchange, transfer, lease, license or otherwise dispose of all of its property and assets to the extent, for such consideration (which may consist in whole or in part of money or other property) and upon such terms and conditions as the Board, in its absolute discretion, deems expedient and in the best interests of the Company and its creditors and stockholders or (iii) pursue any combination of the options laid out in (i) and (ii) above, all without any further vote or action by the Company's stockholders. The Company's assets and properties may be sold in bulk to one buyer or a small number of buyers or on a piecemeal basis to numerous buyers. The Company will not be required to obtain appraisals or other third party opinions as to the value of its properties and assets in connection with the liquidation. As part of the liquidation of its property and assets, the Company shall collect, or make provision for the collection, sale or settlement of, all accounts receivable, debts and claims owing to the Company.

      Following the Dissolution Date, any assets remaining available for distribution to holders of the Common Stock (as defined below) shall be distributed (the "DISSOLUTION DISTRIBUTION") only in accordance with the provisions of the DGCL.

IV. PAYMENT OF DEBTS.

      Prior to making any distributions to the Company's stockholders, the Company shall pay, or as determined by the Board, make reasonable provision to pay, all claims and obligations of the Company, including all contingent, conditional or unmatured claims known to the Company.

      Following the Effective Date, the Board may, if and to the extent deemed necessary or advisable by the Board in its absolute discretion, establish a contingency reserve (the "CONTINGENCY RESERVE") and set aside into the Contingency Reserve such amounts of cash or property of the Company as the Board, in its sole discretion, determines is sufficient to account for unknown events, claims, contingencies and expenses incurred in connection with the collection and defense of the Company's property and assets and the liquidation and dissolution provided for in this Plan. Following the payment, satisfaction or other resolution of all such events, claims, contingencies and expenses, any amounts remaining in the Contingency Reserve shall be distributed in accordance with this Plan.

V. DISTRIBUTIONS TO COMMON STOCKHOLDERS.

      Following the payment or the provision for the payment of the Company's claims and obligations as provided in Section IV, the Company shall distribute pro rata to the holders of the Company's common stock, par value $0.01 (the "COMMON STOCK"), all of its available cash including cash proceeds of any sale, exchange or disposition, and any remaining property and assets, if any, in one or a series of distributions. Cash and cash proceeds of property set aside in the Contingency Reserve shall not be considered available cash.

      If any distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered its certificates evidencing Common Stock as required hereunder or for any other reason, the distribution to which such stockholder is entitled (unless transferred to a Trust established pursuant to Section XI hereof) shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or jurisdiction that the Company reasonably believes to be authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

VI. NOTICE OF LIQUIDATION.

      As soon as practicable after the Effective Date, but in no event later than twenty (20) days prior to the filing of the Certificate of Dissolution as provided in Section VII below, the Company shall mail notice in accordance with the DGCL to all its creditors and employees that this Plan has been approved by the Board and the Company's stockholders.

VII. CERTIFICATE OF DISSOLUTION.

      Once the liquidation of the Company's property and assets is substantially completed (as determined by the Board) or such earlier time as the Board determines, in its discretion, to be appropriate, the officers of the Company shall execute and cause to be filed with the Secretary of State, and elsewhere as may be required or deemed appropriate, such documents as may be required to effectuate the dissolution of the Company, including a Certificate of Dissolution conforming to the requirements of Section 275 of the DGCL (the "CERTIFICATE OF DISSOLUTION"). From and after the date such documents are accepted by the Secretary of State, the Company will be deemed to be completely dissolved, but will continue to exist under Delaware law for the purposes of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up the Company's business affairs. The members of the Board in office at the time the Certificate of Dissolution is accepted for filing by the Secretary of State shall have all powers provided to them under the DGCL and other applicable law.

VIII. POWERS OF BOARD AND OFFICERS.

      The Board and the officers of the Company are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Company deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Company in accordance with the Code and the

DGCL and any rules and regulations of the SEC or any state securities commission, including, without limitation, any instruments of dissolution or other documents, and withdrawing any qualification to conduct business in any state in which the Company is so qualified, as well as the preparation and filing of any tax returns.

IX. CANCELLATION OF STOCK.

      The distributions to the Company's stockholders pursuant to this Plan, if any, shall be in complete redemption and cancellation of all of the outstanding Common Stock. As a condition to the disbursement of the Dissolution Distribution under this Plan, the Board may require stockholders to surrender their certificates evidencing stock to the Company or its agent for cancellation. If a stockholder's certificate for shares of Common Stock has been lost, stolen or destroyed, such stockholder may be required, as a condition to the disbursement of any distribution under this Plan, to furnish to the Company satisfactory evidence of the loss, theft or destruction thereof, together with a surety bond or other security or indemnity reasonably satisfactory to the Company.

X. RECORD DATE AND RESTRICTIONS ON TRANSFER OF SHARES.

      The Company shall close its stock transfer books and discontinue recording transfers of Common Stock at the close of business on the record date fixed by the Board for the Dissolution Distribution (the "RECORD DATE"), and thereafter, certificates representing the Common Stock shall not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law. The proportionate interests of all of the stockholders of the Company shall be fixed on the basis of their respective stock holdings at the close of business on the Record Date, and, after the Record Date, any distributions made by the Company shall be made solely to the stockholders of record at the close of business on the Record Date, except as may be necessary to reflect subsequent transfers recorded on the books of the Company as a result of any assignments by will, intestate succession or operation of law.

XI. LIQUIDATING TRUST.

      If deemed advisable for any reason to complete the liquidation and distribution of the Company's assets to its stockholders, the Board, in its sole discretion, may at any time transfer to a liquidating trust (the "Trust") the remaining assets of the Company. The Trust thereupon shall succeed to all of the then remaining assets of the Company, including all amounts in the Contingency Reserve, and any remaining liabilities and obligations of the Company. The sole purpose of the Trust shall be to prosecute and defend suits by or against the Company, to settle and close the business of the Company, to dispose of and convey the assets of the Company, to satisfy the remaining liabilities and obligations of the Company and to distribute the remaining assets of the Company to its stockholders. Any distributions made from the Trust shall be made in accordance with the provisions of this Plan. The Board may appoint one or more individuals or corporate persons to act as trustee or trustees of the Trust and to cause the Company to enter into a liquidating trust agreement with such trustee or trustees on such terms and conditions as the Board determines. Approval of this Plan by the stockholders also will constitute the approval by the stockholders of any appointment of the trustees and of the liquidating trust agreement between the Company and such trustees.

XII. COMPENSATION.

      The Company may pay to the Company's officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation for services rendered in connection with the implementation of this Plan. Further, if deemed advisable by the Board, the Company may pay "wind-down" or other consultants reasonable compensation for services rendered in connection with the liquidation and dissolution of the Company. Approval of this Plan by the stockholders of the Company shall constitute the approval of the stockholders of the payment of any such compensation referred to in this Section XII.

XIII. INDEMNIFICATION.

      The Company shall continue to indemnify its officers, directors, employees and agents in accordance with its Certificate of Incorporation, bylaws and any contractual arrangements as therein or elsewhere provided, and such indemnification shall apply to acts or omissions of such persons in connection with the implementation of this Plan and the winding up of the affairs of the Company. The Company's obligation to indemnify such persons may be satisfied out of the Contingency Reserve or out of assets transferred to the Trust, if any. The Board and the trustees of any Trust are authorized to obtain and maintain insurance as may be necessary to cover the Company's indemnification obligations.

XIV. COSTS.

      The Company is authorized, empowered and directed to pay all consulting, brokerage, agency, legal, accounting, professional, printing and other fees, costs and expenses for services rendered to the Company in connection with the preparation, adoption and implementation of this Plan, including, without limitation, any such fees and expenses incurred in connection with the preparation of a proxy statement for the meeting of stockholders to be held for the purpose, among others, of voting upon the approval of this Plan.

XV. AMENDMENT, MODIFICATION AND TERMINATION.

      Notwithstanding authorization or consent to this Plan and the transactions contemplated hereby by the Company's stockholders, the Board may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the Company's stockholders to the extent permitted by the DGCL.

                                   DETACH HERE





                              AMC FINANCIAL, INC.

                              STOCKHOLDER'S PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JUNE 27, 2000




      The undersigned hereby appoints D. Richard Thompson and Michael C. Balog, and each of them, either one of whom may act without joinder of the other, with full power of substitution and ratification, as the attorneys and proxies of the undersigned and authorizes each of them to vote as designated below all the shares of Common Stock of AMC Financial, Inc., held of record by the undersigned on May 10, 2000, at the annual meeting of Stockholders to be held at the Adam's Mark Hotel, 2900 Briarpark at Westheimer, Houston, Texas, 77042, on June 27, 2000, at 1:00 p.m. (local time) and at any adjournments thereof, hereby revoking any proxy heretofore given by the undersigned for such meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR IN ITEM 1, "FOR THE PLAN OF LIQUIDATION AND DISSOLUTION IN ITEM 2, AND "FOR" KPMG LLP AS OUR INDEPENDENT AUDITORS FOR 2000 IN ITEM 3.

      PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.




-----------------                                              -----------------
|  SEE REVERSE  |  CONTINUED AND TO BE SIGNED ON REVERSE SIDE  |  SEE REVERSE  |
|      SIDE     |                                              |      SIDE     |
-----------------                                              -----------------

Dear Stockholder,

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of AMC Financial, Inc. that require your immediate attention.

Your vote counts, and you are strongly enncouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign and date the card and return your proxy in the enclosed postage-paid envelope.

To help us make final plans for the Annual Meeting, please also complete and return the enclosed postage-paid card if you plan to attend.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

AMC Financial, Inc.






                                   DETACH HERE


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE
                                                                                               FOR     AGAINST   ABSTAIN
1. Election of Directors                                 2. Approval and Adoption of the Plan  [ ]       [ ]       [ ]
                                                            of Liquidation and Dissolution
   NOMINEES: (01)D. Richard Thompson, (02)Mark A.
             Neporent, (03)Todd R. Snyder,               3. Ratification of KPMG LLP as our    [ ]       [ ]       [ ]
             (04)Raymond H. Wechsler                        independent auditors for 2000

     FOR     [ ]             [ ] WITHHELD                4. In their discretion, the proxies are authorized to vote upon
     ALL                         FROM ALL                   any other business that may properly come before the meeting
   NOMINEES                      NOMINEES                   or any adjournment thereof.



[ ] ______________________________________
INSTRUCTION:To withhold authority to vote for any individual nominee, write the nominee's name on the line above.

                                                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]


                                                            Please sign exactly as name appears hereon. All joint owners should sign. When signing as attorney, administrator, trustee, or gaurdian, give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name and authorized personnel.


Signature:______________________________  Date:__________________  Signature:______________________________  Date:__________________